UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2009

UAL CORPORATION
UNITED AIR LINES, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-06033	36-2675207
Delaware	001-11355	36-2675206
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 W. Wacker Drive, Chicago, IL	60601
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 997-8000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On July 22, 2009, the Audit Committee of the Board of Directors of UAL Corporation (“UAL”) approved on behalf of UAL and its subsidiary, United Air Lines, Inc. (“United”), the dismissal of their independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”), and the engagement of Ernst & Young LLP (“EY”) to serve as their new independent registered public accounting firm for 2010. The Board of Directors of UAL ratified the dismissal of Deloitte and the engagement of EY by the Audit Committee on July 23, 2009. The dismissal of Deloitte will become effective following the conclusion of Deloitte’s 2009 fiscal year audit for UAL. The engagement of EY as UAL’s new independent registered public accounting firm will become effective for the 2010 fiscal year.

Deloitte’s reports on UAL’s and United’s consolidated financial statements for each of the years ended December 31, 2008 and December 31, 2007 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2008 and December 31, 2007 and the interim period between December 31, 2008 and the date of this Form 8-K, there were no disagreements between UAL or United and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its report for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

UAL has provided Deloitte with a copy of the foregoing disclosures. A copy of Deloitte’s letter, dated July 28, 2009, stating its agreement with the above statements is attached as Exhibit 16.1.

During the years ended December 31, 2008 and December 31, 2007 and through the date of this Form 8-K, neither UAL nor United nor anyone acting on their behalf consulted EY with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on UAL’s or United’s consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(1)(iv) and (v) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from Deloitte & Touche LLP, dated July 28, 2009, regarding the change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UAL CORPORATION
UNITED AIR LINES, INC.

By:        /s/ Paul R. Lovejoy
Name:    Paul R. Lovejoy
Title:      Senior Vice President,
               General Counsel & Secretary

Date: July 28, 2009

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Deloitte & Touche LLP, dated July 28, 2009, regarding the change in certifying accountant.

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